UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 9, 2010
CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 9, 2010, CSC Transport, Inc. (“CSC Transport”), a wholly-owned subsidiary of Cablevision Systems Corporation and CSC Holdings, LLC (“CSC Holdings”), entered into an new aircraft management agreement with Dolan Family Office, LLC (an entity majority owned and controlled by Charles F. Dolan) and Charles F. Dolan (the “Aircraft Management Agreement”) that is substantively the same as the prior agreement, which expired on July 9, 2010. Pursuant to the Aircraft Management Agreement, CSC Transport has agreed to manage a Gulfstream GIV-SP aircraft (the “Aircraft”) that is leased by Sterling Aviation LLC (an entity owned and controlled by Charles F. Dolan) and subleased to Dolan Family Office, LLC and Charles F. Dolan. The Gulfstream Aircraft Management Agreement is for a one-year term which expires on July 8, 2011 and provides for an annual fee of $600,000 in addition to reimbursement of certain expenses. The existing Time Sharing Agreement between Dolan Family Office, LLC and CSC Holdings relating to the Aircraft has been automatically extended in accordance with its terms for a duration of one year.
     On July 13, 2010, CSC Transport entered into an aircraft management agreement with New York Aircam Corp. (an entity owned and controlled by Patrick F. Dolan), Charles F. Dolan and Patrick F. Dolan (the “Cessna Management Agreement”). Pursuant to the Cessna Management Agreement, CSC Transport has agreed to manage a Cessna 501 aircraft that is owned by New York Aircam Corp. and leased to Charles F. Dolan and Patrick F. Dolan (the “Cessna”) for a one-year term which expires on July 8, 2011 and will receive a monthly fee of $1,000 in addition to reimbursement of certain expenses. On July 13, 2010, New York Aircam Corp. and CSC Transport entered into an aircraft dry lease agreement pursuant to which New York Aircam Corp. has agreed to make the Cessna available for use by CSC Transport (the “Cessna Dry Lease Agreement”). CSC Transport will pay New York Aircam Corp. $650 per block hour of use and will be responsible for all trip-specific expenses, including fuel.
     The descriptions of the Aircraft Management Agreement, Cessna Management Agreement and Cessna Dry Lease Agreement contained herein are qualified in their entirety by reference to those agreements, which are attached to this Current Report on Form 8-K as exhibits 10.1, 10.2 and 10.3, respectively, and incorporated in their entirety into this Item 1.01.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     10.1 Aircraft Management Agreement, dated as of July 9, 2010, between CSC Transport, Inc., on the one hand, and Dolan Family Office, LLC and Charles F. Dolan, on the other hand.
     10.2 Aircraft Management Agreement, dated as of July 13, 2010, between CSC Transport, Inc., on the one hand, and New York Aircam Corp., Charles F. Dolan and Patrick F. Dolan, on the other hand.
     10.3 Aircraft Dry Lease Agreement, dated as of July 13, 2010, between New York Aircam Corp. and CSC Transport, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: July 14, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President & Chief Financial Officer

Dated: July 14, 2010

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